Exhibit 99.3

Exhibit 99.3

Annual Shareholders Meeting

May 2, 2012

Bryn Mawr Bank Corporation NASDAQ: BMTC

Safe Harbor

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

Please see the section titled Safe Harbor at the end of the presentation for more information regarding these types of statements.

The information contained in this presentation is correct only as of May 2, 2012. Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

1

2011 BMTC Stock Performance

Closing price on December 31, 2010: $17.45 Closing price on December 30, 2011: $19.49 Dividends declared per share in 2011: $0.60

Security or Index 2011 Return Dividend Yield**

BMTC* 15.13% 3.08%

NASDAQ Bank Index* -10.47% 2.21%

KBW Bank Index* -23.02% 2.00%

*Source: Bloomberg **Trailing 12-month period

2

Comments on BMTC from Bank Analysts

Well Positioned to Outperform in Sustained Low Rate Environment –BMTC

(Sterne Agee, April 2012)

Advocate an overweight position in BMTC given its strong growth prospects, benign credit costs, and positive operating leverage potential

(Keefe, Bruyette & Woods, February 2012)

Bryn Mawr continues to be an attractive name, given its premium profitability and substantial franchise value

(Stifel Nicolaus, April 2012)

The Company has better profitability compared to peers, manageable credit issues and a healthy capital base

(Sandler O’Neill + Partners, February 2012)

3

2012 Strategic Initiatives

Focus on the net interest margin

Continued emphasis on strong credit quality

Integrate, streamline and assimilate recent acquisitions into more effective and efficient wealth operations

Lower the efficiency ratio

Explore growth opportunity in the Delaware market

4

First Bank of Delaware Transaction

Purchasing approximately $100 million in deposits and loans

Opportunity to enter an attractive market with critical mass

Establishing a branch location in Wilmington, Delaware

Increase our brand awareness—support our other Delaware businesses

Expected to close in the fourth quarter, subject to certain conditions and regulatory approvals

5

Acquisition of Davidson Trust Company

Expected to close in the 2nd Quarter 2012

Purchase price $10.5 Million in cash.

Expected to be accretive to earnings per share in the first 12 months*

Profile:

Approximately $1 Billion in assets under management and supervision

30 year history in market

80% Investment Management; 20% Fiduciary Trust

Significant cross selling opportunities

*	Excluding one time merger costs
6

Quarterly Net Interest Margin

On a tax-equivalent basis

4.4% 4.2% 4.0% 3.8% 3.6% 3.4% 3.2%

3.73%

4.03%

4.01%

3.90%

3.91%

Dec-10 Mar-11 Jun-11 Sep-11 Dec-11

7

Capital Considerations

Maintain a “well capitalized” capital position including a target tangible common equity to tangible asset ratio of 8.00%

Selectively add capital as needed to maintain capital levels and fund asset growth and acquisitions.

Active Dividend Reinvestment and Stock Purchase Plan with “Request for Waiver” program

$8.1 million of capital raised through the “Request for Waiver” program in 2011

8

Capital Position—Bryn Mawr Bank Corporation

12/31/2011 12/31/2010

Tier I 11.23%* 11.30%

Total (Tier II) 13.81%* 13.71%

Tier I Leverage 8.94%* 8.85%

Tangible Common Equity 8.25% 8.01%

*On 12/19/2011 the Corporation prepaid $12 million of junior subordinated debt acquired during the First

Keystone Bank acquisition which had a rate of 9.7%. The prepayment reduced Tier I capital by $12 million with no effect on the tangible common equity ratio.

Wealth Assets Under Management, Administration, Supervision and Brokerage

($ in billions)

$5.2	$5.20

$4.83

$4.2

$3.41

$3.2	$2.87
$2.2	$2.15

$1.2

2008 2009 2010 2011 2012*

*	1st Quarter 2012

Wealth Management Fees

($ in millions)

$30.0

$25.2

$25.0

$21.7

$20.0

$13.5	$13.8 $14.2 $15.5

$15.0

$10.0

$5.0

2007 2008 2009 2010 2011 2012 Run

Rate*

*	Assumes 4th Quarter 2011 fees for wealth management services are annualized.

Loan & Lease Growth

($ in millions)

$1 ,400 $1,197 $1,295 $1,200

$1,000 $900 $886 $803 $800

$600

$400

$200

2007 2008 2009 2010* 2011

*	From 2010 forward, includes the addition of the First Keystone loan portfolio.

Total Deposits

($ in millions)

$1,450 $1,341 $1,382

$1,250

$1,050 $938

$850 $869

$850

$650

$450

2007 2008 2009 2010 2011

Summary

Outstanding franchise in a stable market

Focus on Wealth Services, Business Banking and “high touch” Retail Banking

Investing in growth opportunities today for anticipated earnings growth tomorrow

Sound business strategy, strong asset quality, well capitalized and solid risk management procedures serve as a foundation for potential strategic expansion

Safe Harbor

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn Mawr Bank Corporation’s (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,” “anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.

Safe Harbor (continued)

Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of May 2, 2012 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

Safe Harbor (continued)

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.

This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.

The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety. Any decision to invest in the Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

Safe Harbor (continued)

No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the Corporation.